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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report: August 7, 2002 (Date of earliest event reported)

                          MACK-CALI REALTY CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    MARYLAND
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       1-13274             22-3305147
(Commission File No.)   (I.R.S. Employer
                       Identification No.)

                 11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
              (Address of Principal Executive Offices) (Zip Code)

                                 (908) 272-8000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits.

       EXHIBIT
       NUMBER           EXHIBIT TITLE
---------------------   -------------
 99.1                   Transmittal Letter
 99.2                   Certification of Chief Executive Officer
 99.3                   Certification of Chief Financial Officer

ITEM 9.  REGULATION FD DISCLOSURE

    On August 7, 2002, Mack-Cali Realty Corporation (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, Mitchell E. Hersh, and Chief Financial Officer, Barry Lefkowitz, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350, attached as exhibits hereto.

    The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       MACK-CALI REALTY CORPORATION

Date: August 7, 2002                                   By:  /s/ ROGER W. THOMAS
                                                            -----------------------------------------
                                                            Roger W. Thomas
                                                            Executive Vice President,
                                                            General Counsel and Secretary

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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER           EXHIBIT TITLE
---------------------   -------------
 99.1                   Transmittal Letter
 99.2                   Certification of Chief Executive Officer
 99.3                   Certification of Chief Financial Officer

                                       4